EXHIBIT 13.1

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of American Bonanza Gold Mining Corp. (the “Corporation”) on Form 20-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian P. Kirwin, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

“Brian P. Kirwin”
Name: Brian P. Kirwin
Title: President & Chief Executive Officer
February 2, 2005